SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 2, 2003

Date of report (Date of earliest event reported)

BUCA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-25721	41-1802364
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Nicollet Mall, Suite 5003 Minneapolis, Minnesota		55403
(Address of Principal Executive Offices)		(Zip Code)

Telephone Number: (612) 288-2382
(Registrant’s Telephone Number, Including Area Code)

Item	5. Other Events.

On January 2, 2003, BUCA, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

Item	7. Financial Statements and Exhibits.

(c)	Exhibits

99	Press Release dated January 2, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2003	BUCA, INC.
(Registrant)

	By	/s/ Greg A. Gadel

Greg A. Gadel
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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